--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------
                                December 31, 1997
--------------------------------------------------------------------------------


                                 The Value Line
                                 Cash Fund, Inc.




                                     [LOGO]
                                ----------------
                                   VALUE LINE
                                    No-Load
                                     Mutual
                                     Funds

The Value Line Cash Fund, Inc.

                                                               To Our Value Line
--------------------------------------------------------------------------------

To Our Shareholders:

The year 1997 was another solid one for The Value Line Cash Fund, whose total return for the year was 5.10%, exceeding by a significant margin the average money market fund's return for the same period of 4.90%. We attribute this outperformance to prudent security selection and a reasonable fee structure. As of December 31, 1997, the Fund's total net assets were $303.1 million, and the average days to maturity were 82.

Your Fund continues to emphasize securities of the highest quality, as U.S. Government Agency Obligations remain the largest classification of the Fund's holdings (28.9%). Recent adjustments to the Fund's holdings include increasing the allocation to Asset-Backed securities (20.3%) as we believe Asset-Backeds are excellent first-tier investments because of their relatively high yields, excellent credit quality, and diversification benefits. ("First-tier" securities refer to those assigned the highest rating by at least two nationally recognized organizations--for example, P-1 by Moody's Investors Service and A-1 by Standard & Poor's Corporation.) No investments with ratings below the first-tier level are currently being considered. In addition, any commercial paper issuer evaluated by The Value Line Investment Survey must carry a minimum Safety rank of 3 and a Financial Strength Rating of B, or higher.

The fixed-income markets experienced substantial rate gyrations in 1997. In March, the Federal Reserve's Open Market Committee increased the Federal Funds rate by 0.25% to 5.50%, in response to strong economic data and Federal Reserve Chairman Alan Greenspan's desire to be both vigilant and preemptive against rising inflation. Soon after, short- and long-term rates peaked for the year as market participants responded to the Fed's actions. As the year progressed and the feared inflation never materialized, bond buyers emerged and rates fell throughout the remainder of 1997. Deflationary turmoil, which appeared in certain Southeast Asian markets in late October and threatened to spread globally, created "flight-to-quality" demand for fixed-income instruments, pushing their yields even lower.

We appreciate your confidence in the Value Line Cash Fund and look forward to serving your investment needs in the future.

                     Sincerely,

                     /s/ Jean Bernhard Buttner
                     Jean Bernhard Buttner
                     Chairman and President

February 2, 1998


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2

                                                  The Value Line Cash Fund, Inc.

Cash Fund Shareholders
--------------------------------------------------------------------------------

Economic Observations

It has now been a number of months since the crisis in Asia first made the headlines in this country, and about that long since the pessimists began to predict that there would be serious repercussions over here. During that time, however, there has been little in the economic reports to suggest that this feared sharp falloff in business activity was taking place on a wide scale. True, a number of companies are now noting some Asia-related weakness, with cautionary statements accompanying certain profit reports. In fact, the Asian problems do raise concerns regarding earnings prospects through the first half of this year--at least. For the most part, however, economic activity is sufficiently strong to suggest that corporate earnings will continue to rise, albeit at a modest pace.

Encouragingly, this long-running business expansion looks as though it will persist. Overall, the current tenor of the economic data would seem to be consistent with a growth rate of 2.0%-2.5% for the next several quarters, versus perhaps 3% had the difficulties in Asia not evolved. We add, however, that even our reduced expectations assume that the problems in that region will begin to ease selectively over the next several months, as efforts by the world's leading banking authorities gradually produce the desired stability.

Meantime, there continues to be limited pressure on the inflation front, with prices for industrial goods, energy products, and precious metals continuing in a flat to lower trend. Our sense, for now, is that these favorable pricing trends will stay intact for the balance of the year. Overall, with the economy likely to remain on a modest, yet sustainable, growth track, and with inflation expected to hold at low levels, interest rates should continue to be relatively stable, thus lending some support to the financial markets during the months ahead.


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                                                                               3

The Value Line Cash Fund, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

   Principal                                                                                     Value
    Amount                                                                          Maturity       (in
(in thousands)                                                            Rate+       Date+     thousands)
-----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (28.9%)
$   10,000  Federal Home Loan Banks....................................  5.80%        1/2/98      $ 10,000
     5,000  Federal Home Loan Banks....................................  5.80        9/18/98         5,003
    10,000  Federal Home Loan Banks....................................  5.68       10/16/98         9,997
     5,000  Federal Home Loan Banks....................................  5.90(2)    10/23/98         4,998
     5,427  Federal Home Loan Mortgage Corp............................  6.00(5)      6/1/98         5,414
    20,000  Federal National Mortgage Association......................  5.67(2)     6/24/98        19,997
     4,000  Federal National Mortgage Association......................  5.71         9/9/98         3,999
     7,630  Student Loan Marketing Association.........................  5.78(2)     1/21/98         7,630
     5,000  Student Loan Marketing Association.........................  5.64(2)     2/19/98         5,000
    10,000  Student Loan Marketing Association.........................  5.67(2)     4/21/98         9,999
     5,500  Student Loan Marketing Association.........................  6.18(2)     4/16/99         5,524
----------                                                                                        --------
    87,557  TOTAL U. S. GOVERNMENT AGENCY OBLIGATIONS .................                             87,561
----------                                                                                        --------

COMMERCIAL PAPER (15.8%)
            AUTO & TRUCK (2.3%)
     7,000  Ford Motor Credit Corp.....................................  5.51        1/14/98         6,986
----------                                                                                        --------
            COMPUTER & PERIPHERALS (2.3%)
     7,000  International Business Machine Corp........................  5.68        1/16/98         6,983
----------                                                                                        --------
            DIVERSIFIED COMPANIES (2.3%)
     7,000  General Electric Capital Corp..............................  5.62         1/6/98         6,995
----------                                                                                        --------
            ELECTRIC UTILITY-CENTRAL (2.0%)
     6,000  Central Louisiana Electric Co..............................  5.56        1/13/98         5,989
----------                                                                                        --------
            ELECTRONICS (2.3%)
     7,000  Avnet Inc..................................................  5.61        1/12/98         6,988
----------                                                                                        --------
            INSURANCE-DIVERSIFIED (2.3%)
     7,000  American General Financial Corp............................  5.70        1/16/98         6,983
----------                                                                                        --------
            MACHINERY (2.3%)
     7,000  Deere (John) Capital Corp..................................  5.66        1/16/98         6,984
----------                                                                                        --------
    48,000  TOTAL COMMERCIAL PAPER.....................................                             47,908
----------                                                                                        --------

--------------------------------------------------------------------------------
4

                                                  The Value Line Cash Fund, Inc.

                                                               December 31, 1997
--------------------------------------------------------------------------------

   Principal                                                                                       Value
    Amount                                                                          Maturity        (in
(in thousands)                                                           Rate+        Date+      thousands)
-----------------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (12.1%)
            AUTO & TRUCK (2.5%)
$    7,500  Toyota Motor Corp., Euro Notes............................. 5.63%        3/17/98      $  7,496
----------                                                                                        --------
            BANK (4.0%)
     7,000  Bank of American National Association......................  6.10(1)     6/30/98         6,998
     5,000  First USA Bank.............................................  6.04(3)     4/16/98         5,002
----------                                                                                        --------
    12,000                                                                                          12,000
----------                                                                                        --------
            ELECTRIC UTILITY-EAST (1.6%)
     5,000  Gulf Power Co..............................................  5.00         7/1/98         4,979
----------                                                                                        --------
            SECURITIES BROKERAGE (2.3%)
     7,000  Merrill Lynch & Co., Inc...................................  5.59(1)      4/6/98         7,000
----------                                                                                        --------
            TELECOMMUNICATION SERVICES (1.7%)
     5,000  Bellsouth Capital Funding Corp.............................  9.25        1/15/98         5,005
----------                                                                                        --------
    36,500  TOTAL CORPORATE BONDS & NOTES .............................                             36,480
----------                                                                                        --------

TAXABLE MUNICIPAL SECURITIES (8.8%)
     7,000  Arkansas, Development Financial Authority,
               Industrial Facilities Revenue, (Potlatch Corp. Projects)
               Ser 1995-B, Letter of credit-Credit Swiss (Weekly Put) .  5.80(2)      8/1/30         7,000
                                                                                                  --------
     6,300  Carolina Medi-Plan Inc., variable rate
               Demand Bonds, Series 1997, Gtd.,
               Letter of credit by Wachovia Bank
               of North Carolina, N.A. (Weekly Put) ...................  5.71(2)      6/1/22         6,300
                                                                                                  --------
     7,000  Mississippi Business Financial Corp.,
               Industrial Development Revenue Bonds,
               Series 1994, (Bryan Foods, Inc.
               Project) Gtd.-Sara Lee Corp.
               (Weekly Put.) ..........................................  5.80(2)      2/1/19         7,000

     6,475  State of Texas, Veterans Housing
 ---------     Assistance, Refunding Revenue Bonds,
               Series 1994 A-2, General Obligation Unlimited
               (Weekly Put.) ..........................................  5.90(2)     12/1/33         6,475
                                                                                                  --------
    26,775  TOTAL TAXABLE MUNICIPAL SECURITIES.........................                             26,775
----------                                                                                        --------

--------------------------------------------------------------------------------

The Value Line Cash Fund, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

   Principal                                                                                     Value
    Amount                                                                          Maturity       (in
(in thousands)                                                             Rate+      Date+     thousands)
-----------------------------------------------------------------------------------------------------------

ASSET BACKED SECURITIES (20.3%)
$    7,000  Advanta Automobile Receivables Trust,
               Series 1997-2, Class A-1, Asset Backed
               Notes, (Monthly Paydown, Interest and
               Principal) ............................................. 5.86%        1/15/99      $  7,000
     4,569  Americredit Automobile Receivable Trust,
               Series 1997-C, Class A-1, Asset Backed
               Notes, (Monthly Paydown, Interest and
               Principal) .............................................  5.66         9/5/98         4,569
     3,923  Arcadia Automobile Receivables Trust,
               Series 1997-C, Class A-1, Asset Backed
               Notes, (Monthly Paydown, Interest and
               Principal) .............................................  5.65        9/15/98         3,923
     6,525  BankAmerica Manufactured Housing Contract
               Trust III, Senior/Subordinate Pass-
               through Certificates, Series 1997-2,
               Class A-1, (Monthly Paydown, Interest
               and Principal) .........................................  5.83       12/10/98         6,525
     5,411  Capital Equipment Receivables Trust,
               Series 1996-1, Class A-2, Receivable-
               Backed Notes (Monthly Paydown, Interest
               and Principal) .........................................  5.95        7/15/98         5,413
     7,500  Carco Auto Loan Master Trust, Series
               1993-2, Class A-1, Money Market
               Extendible Certificates ................................  5.86(3)    11/15/98         7,500
     1,275  Chase Manhattan Auto Owner Trust, Series
               1997-B, Class A-1, Money Market Asset
               Backed Notes.  (Monthly Paydown, Interest
               and Principal) .........................................  5.74        7/10/98         1,275
     7,000  Contimortgage Home Equity Loan Trust,
               Series 1997-5, Class A-1, Home Equity
               Notes (Monthly Paydown, Interest and
               Principal) .............................................  5.91       12/15/98         7,000
     7,000  Green Tree Lease Financial LLC, Series
               1997-1, Class A-1, Lease-Backed Notes,
               (Monthly Paydown, Interest and Principal) ..............  5.91        1/20/99         7,000

--------------------------------------------------------------------------------
6

                                                  The Value Line Cash Fund, Inc.

                                                               December 31, 1997
--------------------------------------------------------------------------------


                                                                                                 Value (in
   Principal                                                                                     thousands
    Amount                                                                          Maturity    except per
(in thousands)                                                             Rate+      Date+    share amount)
-----------------------------------------------------------------------------------------------------------

$    2,388  Heller Equipment Asset Receivable Trust,
               Series 1997-1, Class A-1, Receivable-
               Backed Notes, (Monthly Paydown, Interest
               and Principal) .........................................  5.73%       9/25/98      $  2,388
     4,512  Navistar Financial Owner Trust, Series
               1997-B, Class A-1, Asset Backed Notes,
               (Monthly Paydown, Interest and Pricipal) ...............  5.72       11/15/98         4,512
     4,501  PNC Student Loan Trust 1, Series 1997-2
----------     Student Loan Asset Backed Notes,
               Class A-1 (Monthly Paydown,
               Interest and Principal).................................  5.91        7/20/99         4,501
                                                                                                  --------
    61,604  TOTAL ASSET BACKED SECURITIES .............................                             61,606
----------                                                                                        --------
   260,436  TOTAL INVESTMENTS (85.9%)  (Amortized cost $260,330).......                            260,330
----------                                                                                        --------

REPURCHASE AGREEMENTS (13.5%)
(including accrued interest)

    41,000     Collateralized  by U.S.  Treasury Bond,
               $32,160,000 13 3/8%, due 8/15/01  value
               $41,792,925 (with Morgan Stanley & Co.,
               6.20%, dated 12/31/97, due 1/2/98,
               delivery value of $41,014,122) .........................                             41,007

            EXCESS OF CASH AND OTHER ASSETS
               OVER LIABILITIES (0.6%) ................................                              1,757
----------                                                                                        --------
 $ 301,436  NET ASSETS (100.0%)........................................                           $303,094
==========                                                                                        ========
            NET ASSET VALUE, OFFERING AND REDEMPTION
               PRICE PER OUTSTANDING SHARE ............................                           $   1.00
                                                                                                  ========


+ Rate frequency for floating rate notes at December 31, 1997: (1) Daily (2) Weekly (3) Monthly (4) Quarterly (5) Interest and Principal Paydown Monthly.

+ The rate shown on floating rate securities represents the yield at the end of the reporting period. The maturity dates on these types of securities reflect the final maturity dates.




See Notes to Financial Statements


--------------------------------------------------------------------------------

The Value Line Cash Fund, Inc.

Statement of Assets and Liabilities
at December 31, 1997
--------------------------------------------------------------------------------

                                                                    Dollars
                                                                 (in thousands
                                                                   except per
                                                                  share amount)
                                                                  -------------
Assets:
Investments at value:
  (Amortized cost-- $260,330) ..............................       $ 260,330
Repurchase agreement .......................................          41,007
Cash .......................................................             191
Interest receivable ........................................           1,878
Receivable for capital shares sold .........................             687
                                                                   ---------
    Total Assets ...........................................         304,093
                                                                   ---------
Liabilities:
Payable for capital shares repurchased .....................             648

 Accrued expenses:
  Advisory fee .............................................             103
  Other ....................................................             248
                                                                   ---------
    Total Liabilities ......................................             999
                                                                   ---------
Net Assets .................................................       $ 303,094
                                                                   ---------
Net Assets:
Capital Stock, at $.10 par value
  (authorized 2 billion shares,
  outstanding 303,164,281 shares) ..........................       $  30,316
Additional paid-in capital .................................         272,848
Accumulated net realized loss
  on investments ...........................................             (70)
                                                                   ---------
    Net Assets .............................................       $ 303,094
                                                                   =========
Net Asset Value, Offering and
  Redemption Price per
  Outstanding Share ........................................       $    1.00
                                                                   =========


Statement of Operations
for the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                                                   Dollars
                                                                (in thousands)
                                                                -------------

Investment Income:
Interest income ...........................................       $ 18,019
                                                                  --------
Expenses:
Advisory fee ..............................................          1,299
Transfer agent ............................................            284
Postage and other expenses ................................             79
Auditing and legal ........................................             51
Printing, checks and stationery ...........................             49
Registration and filing fees ..............................             45
Custodian fees ............................................             35
Telephone and wire charges ................................             35
Directors' fees and expenses ..............................             15
Insurance and dues ........................................             10
                                                                  --------
    Total Expenses before
      Custody Credits .....................................          1,902
                                                                  --------
    Less: custody credits .................................            (10)
                                                                  --------
    Net Expenses ..........................................          1,892
                                                                  --------
Net Investment Income .....................................         16,127
                                                                  --------
Net Realized Gain on Investments ..........................             90
                                                                  --------
Net Increase in Net Assets
  from Operations .........................................       $ 16,217
                                                                  ========


See Notes to Financial Statements.

--------------------------------------------------------------------------------
8

                                                  The Value Line Cash Fund, Inc.

Statement of Changes in Net Assets
for the Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                            1997        1996
                                                         ----------------------
                                                          (Dollars in thousands)

Operations:
  Net investment income ..............................   $  16,127    $  17,916
  Net realized gain on investments ...................          90           55
                                                         ----------------------
  Net Increase in Net Assets from Operations .........      16,217       17,971
                                                         ----------------------

Distributions to Shareholders:
  Net investment income ..............................     (16,127)     (18,017)
                                                         ----------------------

Capital Share Transactions:
  Net proceeds from sale of shares ...................     484,462      755,880
  Net proceeds from reinvestment of dividends ........      16,127       18,017
                                                         ----------------------
                                                           500,589      773,897
  Cost of shares repurchased .........................    (559,382)    (771,397)
                                                         ----------------------
  (Decrease) Increase from capital share transactions      (58,793)       2,500
                                                         ----------------------
Total (Decrease) Increase in Net Assets ..............     (58,703)       2,454

Net Assets:
  Beginning of year ..................................     361,797      359,343
                                                         ----------------------
  End of year ........................................   $ 303,094    $ 361,797
                                                         ======================





See Notes to Financial Statements.

--------------------------------------------------------------------------------

The Value Line Cash Fund, Inc.

Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Value Line Cash Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund's investment objective is to secure as high a level of current income as is consistent with preservation of capital and liquidity.

The following summary of significant accounting policies is in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. Securities held by the Fund are valued on the basis of amortized cost, which approximates market value and does not take into account unrealized gains or losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

The valuation of securities based upon their amortized cost is permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended. The rule requires that the Fund maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments that have remaining maturities of 13 months or less only, and invest only in securities determined by the Board of Directors to be of good quality with minimal credit risks. The Directors have established procedures designed to achieve these objectives.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount, including accrued interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Security Transactions. Security transactions are accounted for on the date the securities are purchased or sold. In computing net investment income, premiums and discounts on portfolio securities are amortized. Realized gains and losses on securities transactions are determined on the identified-cost method.

(D) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute, on a daily basis, all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

2. Dividends and Distributions to Shareholders and
  Capital Share Transactions

The Fund earns interest daily on its investments and distributes daily on each day the Fund is open for business all of its net investment income. Net realized gains, if any, will be distributed once a year. Earnings for Saturdays, Sundays and holidays are paid as a dividend on the next business day. All such distributions are automatically credited to shareholder accounts in additional shares at net asset value of the day declared.

Because the Fund maintains a $1.00 net asset value per share, the number of shares sold, shares issued to


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10

                                                  The Value Line Cash Fund, Inc.

--------------------------------------------------------------------------------

shareholders in reinvestment of dividends declared, and shares repurchased, are equal to the dollar amounts shown in the Statement of Changes in Net Assets for the corresponding capital share transactions.

3. Tax Information

At December 31, 1997 the aggregate cost of investments in securities and repurchase agreement for federal income tax purposes is approximately
$301,337,000. At December 31, 1997, there is no unrealized appreciation or depreciation of investments.

For federal income-tax purposes, the Fund utilized approximately $90,000 of its capital loss carryover to offset a realized gain during the year ended December 31, 1997. The Fund had a net capital loss carryover at December 31, 1997 of approximately $70,000, which will expire in the year 2002. To the extent future capital gains are offset by such capital losses, the Fund does not anticipate distributing any such gains to the shareholders.

4. Investment Advisory Contract, Management Fees and Transactions With Affiliates

An advisory fee of $1,298,567 was paid or payable to Value Line, Inc. (the "Adviser"), the Fund's investment adviser, for the year ended December 31, 1997. This was computed at a rate of 4/10 of 1% per year of the average daily net asset value of the Fund during the year and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

Certain officers and directors of the Adviser and its subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and directors of the Fund.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan owned 36,247,075 shares of the Fund's capital stock, representing 11.96% of the outstanding shares at December 31, 1997. In addition, certain officers and directors of the Fund owned 12,468,368 shares of the Fund, representing 4.11% of the outstanding shares.


--------------------------------------------------------------------------------

The Value Line Cash Fund, Inc.

Financial Highlights
--------------------------------------------------------------------------------
Selected Data for a Share of Capital Stock Outstanding Throughout Each Year:

                                                                        Year Ended December 31,
                                            -----------------------------------------------------------------------------------
                                                1997             1996            1995             1994                 1993
                                            -----------------------------------------------------------------------------------
Net asset value, beginning of year ......   $      1.000     $      1.000     $      1.000     $      1.000        $      1.000
                                            -----------------------------------------------------------------------------------
    Net investment income ...............           .051             .050             .054             .037                .031
    Dividends from net investment income           (.051)           (.050)           (.054)           (.037)              (.031)
                                            -----------------------------------------------------------------------------------
    Net realized loss on securities .....             --               --               --            (.005)                 --
    Voluntary capital contribution from
      Adviser ...........................             --               --               --             .005                  --
                                            -----------------------------------------------------------------------------------
  Change in net asset value .............             --               --               --               --                  --
                                            -----------------------------------------------------------------------------------
Net asset value, end of year ............   $      1.000     $      1.000     $      1.000     $      1.000        $      1.000
                                            -----------------------------------------------------------------------------------
Total return ............................           5.10%            5.00%            5.40%            3.69%(1)            3.06%
                                            ===================================================================================
Ratios/Supplemental Data:
Net assets, end of year (in thousands) ..   $    303,094     $    361,797     $    359,343     $    341,632        $    345,769
Ratio of expenses to average net assets .            .59%             .55%             .57%             .61%                .60%
Ratio of net investment income to
  average net assets ....................           4.97%            4.86%            5.27%            3.63%               3.02%

(1) The total return for 1994 reflects the effect of a voluntary capital contribution from the Adviser. Without such contribution, the total return would have been 3.18%.






See Notes to Financial Statements.

--------------------------------------------------------------------------------
12

                                                  The Value Line Cash Fund, Inc.

                                               Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of the Value Line Cash Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Value Line Cash Fund, Inc. (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York

February 13, 1998


--------------------------------------------------------------------------------

The Value Line Cash Fund, Inc.

Shareholders Meeting Results (unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of The Value Line Cash Fund, Inc. was held on October 30, 1997. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

1. The election of six Directors to serve until their successors are duly elected and qualified.

    Directors                           For                           Withheld        Broker Non-Voters*
     --------                          ----                          -----------       -----------------
Jean Bernhard Buttner                150,648,010                      3,104,900                0
John W. Chandler                     150,419,583                      3,333,327                0
Leo R. Futia                         150,336,000                      3,416,910                0
David H. Porter                      150,196,014                      3,556,897                0
Paul Craig Roberts                   150,547,908                      3,205,002                0
Nancy-Beth Sheerr                    150,407,748                      3,345,163                0

2. Ratification of the selection of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1997.

            For                     Against                     Abstain                Broker Non-Voters*
            ----                ----------------                 -------                -----------------
         149,814,921                 997,668                   2,940,322                       0




* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


--------------------------------------------------------------------------------
14

                                                  The Value Line Cash Fund, Inc.
--------------------------------------------------------------------------------




















--------------------------------------------------------------------------------

The Value Line Cash Fund, Inc.

The Value Line Family of Funds
--------------------------------------------------------------------------------

1950--The Value Line Fund seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.

1952--The Value Line Income Fund's primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations". No consideration is given to achieving current income.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979--The Value Line Cash Fund, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value to its assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance.

1984--The Value Line Tax Exempt Fund seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income by investing in high-yielding, lower-rated, fixed-income corporate securities.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with maximum income exempt from New York State, New York City and federal individual income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* invests in stocks, bonds and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times.

1993--ValueLine Small-Cap Growth Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the correct asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week. Read the prospectus carefully before you invest or send money.

================================================================================

INVESTMENT ADVISER                    Value Line, Inc.
                                      220 East 42nd Street
                                      New York, NY 10017-5891

DISTRIBUTOR                           Value Line Securities, Inc.
                                      220 East 42nd Street
                                      New York, NY 10017-5891

CUSTODIAN BANK                        State Street Bank and Trust Co.
                                      225 Franklin Street
                                      Boston, MA 02110

SHAREHOLDER                           State Street Bank and Trust Co.
SERVICING AGENT                       c/o NFDS
                                      P.O. Box 419729
                                      Kansas City, MO 64141-6729

INDEPENDENT                           Price Waterhouse LLP
ACCOUNTANTS                           1177 Avenue of the Americas
                                      New York, NY 10036-2798

LEGAL COUNSEL                         Peter D. Lowenstein, Esq.
                                      Two Greenwich Plaza, Suite 100
                                      Greenwich, CT 06830

DIRECTORS                             Jean Bernhard Buttner
                                      John W. Chandler
                                      Leo R. Futia
                                      David H. Porter
                                      Paul Craig Roberts
                                      Nancy-Beth Sheerr

OFFICERS                              Jean Bernhard Buttner
                                      Chairman and President
                                      Nathan Grant
                                      Vice President
                                      Charles Heebner
                                      Vice President
                                      David T. Henigson
                                      Vice President
                                      Secretary/Treasurer
                                      Jack M. Houston
                                      Assistant Secretary/Treasurer
                                      Stephen La Rosa
                                      Assistant Secretary/Treasurer

An Investment in The Value Line Cash Fund, Inc. is not guaranteed or insured by the U.S. Government and there is no assurance that the Fund will maintain its per share net asset value. This audited report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).
                                                                       VLF706138